Exhibit 24

                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Thomas M. O'Flynn and James T. Foran, and each of them (with full power to act without the other), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of PSEG Power LLC ("Power"), PSEG Energy Resources & Trade LLC ("ER&T"), PSEG Fossil LLC ("Fossil"), and/or PSEG Nuclear LLC ("Nuclear") (together, the "Registrants") to sign the Registration Statement on Form S-3 to be filed by the Registrants with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of up to $4,000,000,000 aggregate principal amount of Power's Senior Debt Securities and the Guarantees with respect thereto of ER&T, Fossil and Nuclear and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument, this 30th day of September, 2008

/s/ Ralph Izzo                          /s/ Derek M. DiRisio
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Ralph Izzo                              Derek M. DiRisio


/s/ Stephen C. Byrd                     /s/ Clarence J. Hopf Jr.
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Stephen C. Byrd                         Clarence J. Hopf Jr.


/s/ William Levis                       /s/ Richard P. Lopriore
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William Levis                           Richard P. Lopriore


/s/ Randall E. Mehrberg                 /s/ Eileen A. Moran
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Randall E. Mehrberg                     Eileen A. Moran


/s/ R. Edwin Selover                    /s/ Elbert C. Simpson
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R. Edwin Selover                        Elbert C. Simpson